UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

                 Information Statement Pursuant To Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

[ ]  Preliminary information statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))
[x]  Definitive information statement

                              GEORGIA POWER COMPANY
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                                 NOTICE OF 2004
                                 ANNUAL MEETING
                            & INFORMATION STATEMENT

                              WWW.GEORGIAPOWER.COM

                                                      (GEORGIA POWER LOGO)

                             GEORGIA POWER COMPANY
                                ATLANTA, GEORGIA

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 19, 2004

NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Shareholders of Georgia Power Company will be held on May 19, 2004 at 7:45 a.m., Eastern Time, at the Company's Auditorium, 241 Ralph McGill Boulevard, N.E., Atlanta, Georgia 30308, to elect 10 members of the board of directors and to transact any other business that may properly come before said meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on April 12, 2004 will be entitled to notice of and to vote at said meeting or any adjournment or postponement thereof.

The Information Statement and the Annual Report are included in this mailing.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

BY ORDER OF THE BOARD OF DIRECTORS

Janice G. Wolfe
Corporate Secretary

Atlanta, Georgia
April 23, 2004

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
General Information.........................................     1
Shareholder Proposals.......................................     1
Nominees for Election as Directors..........................     2
Corporate Governance........................................     4
Director Nomination Process.................................     7
Communications to the Board.................................     7
Board Attendance at Annual Meeting of Shareholders..........     7
Audit Committee Report......................................     8
Compensation and Management Succession Committee Report.....    10
Compensation Committee Interlocks and Insider
  Participation.............................................    12
Certain Relationships and Related Transactions..............    12
Executive Compensation Information..........................    13
Stock Ownership Table.......................................    17
Appendix A -- Southern Company Audit Committee Charter......   A-1
Appendix B -- Policy on Engagement of the Independent
  Auditor For Audit and Non-Audit Services..................   B-1

                             INFORMATION STATEMENT

-------------------------------------------------------------------------------
GENERAL INFORMATION
-------------------------------------------------------------------------------

This Information Statement is furnished by Georgia Power Company (the "Company") in connection with the 2004 Annual Meeting of Shareholders and any adjournment or postponement thereof. The meeting will be held on May 19, 2004 at 7:45 a.m., Eastern Time, at the Company's Auditorium, 241 Ralph McGill Boulevard, N.E., Atlanta, Georgia 30308. This Information Statement is initially being provided to shareholders on or about April 23, 2004.

At the meeting, we will elect 10 members to the board of directors and transact any other business that may properly come before the meeting. We are not aware of any other matters to be presented at the meeting; however, the holder of the Company's common stock will be entitled to vote on any other matters properly presented.

All shareholders of record on the record date of April 12, 2004 are entitled to notice of and to vote at the meeting. On that date, there were 7,761,500 shares of common stock outstanding and entitled to vote, all of which are held by The Southern Company ("Southern Company"). There were also 145,689 shares of preferred stock outstanding on that date. With respect to the election of directors, all of the outstanding shares of preferred stock are entitled to vote as a single class with the Company's common stock. Each share of outstanding common stock counts as one vote and each share of outstanding preferred stock counts as one vote. Neither the Company's charter nor by-laws provides for cumulative voting rights.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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SHAREHOLDER PROPOSALS
-------------------------------------------------------------------------------

Shareholders may present proper proposals for inclusion in the Company's information statement and for consideration at the next annual meeting of its shareholders by submitting their proposals to the Company in a timely manner. In order to be so included for the 2005 Annual Meeting, shareholder proposals must be received by the Company no later than February 22, 2005.

-------------------------------------------------------------------------------
NOMINEES FOR ELECTION AS DIRECTORS
-------------------------------------------------------------------------------

A board of 10 directors is to be elected at the annual meeting, with each director to hold office until the next annual meeting and until the election and qualification of a successor. If any named nominee becomes unavailable for election, the board may substitute another nominee.

Below is information concerning the nominees for director stating, among other things, their names, ages, positions and offices held and brief descriptions of their business experience. The information is current as of the date of this Information Statement.

MICHAEL D. GARRETT - Director since 2004
Mr. Garrett, 54, is president and chief executive officer of the Company. He served as president of the Company from January 2004 to April 2004, as president and chief executive officer of Mississippi Power Company from May 2001 to December 2003, as executive vice president -- Customer Service of Alabama Power Company from January 2000 to May 2001 and as executive vice president of External Affairs of Alabama Power Company from March 1998 to December 1999.

JUANITA POWELL BARANCO - Director since 1997
Ms. Baranco, 55, is executive vice president of Baranco Automotive Group, Lilburn, Georgia. She is a director of Cox Radio, Inc.

ROBERT L. BROWN, JR. - Director since 2003
Mr. Brown, 52, is president and chief executive officer of R.L. Brown & Associates (architectural/construction management company), Decatur, Georgia.

ANNA R. CABLIK - Director since 2001
Ms. Cablik, 52, is president of Anatek, Inc. and Anasteel & Supply Company, LLC (supplier of fabricated concrete reinforcing steel); and president of MassAna Construction, LLC (general construction), Atlanta, Georgia. She is a partner of PanAmerica Logistics.

DAVID M. RATCLIFFE - Director since 1999
Mr. Ratcliffe, 55, is president of Southern Company. He served as chairman of the board and chief executive officer of the Company from January 2004 to April 2004, as president and chief executive officer of the Company from June 1999 to January 2004, as executive vice president of Southern Company from June 1999 to April 2004 and as executive vice president, treasurer and chief financial officer of the Company from 1998 to 1999. He is a director of CSX Corporation, Federal Reserve Bank of Atlanta, Southern Power Company and Southern Company.

D. GARY THOMPSON - Director since 2003
Mr. Thompson, 57, is chief executive officer of Georgia Banking, Wachovia Bank, N.A. and executive vice president of Wachovia Corporation, Atlanta, Georgia.

RICHARD W. USSERY - Director since 2001
Mr. Ussery, 57, is chairman of Total System Services, Inc. (TSYS) (credit card processing facility), Columbus, Georgia, where he previously served as chairman and chief executive officer.

WILLIAM J. VEREEN - Director since 1988
Mr. Vereen, 63, is chairman, president and chief executive officer of Riverside Manufacturing Company (manufacturer and sales of uniforms), Moultrie, Georgia. He is a director of Gerber Scientific, Inc.

CARL WARE - Director since 1995; Director from 1980 to 1991
Mr. Ware, 60, is retired from The Coca-Cola Company after serving as executive vice president from 1999 to 2003 and as president for the Africa Group of The Coca-Cola Company from 1993 to 2000. He is a director of ChevronTexaco Corporation, National Life of Vermont Financial Corp. and Charlotte-based Coca-Cola Bottling Co. Consolidated.

E. JENNER WOOD, III - Director since 2001
Mr. Wood, 52, is chairman, president and chief executive officer of SunTrust Bank, Central Group and executive vice president of SunTrust Banks Inc. He served as president of SunTrust Bank, Atlanta and SunTrust Bank, Georgia from 2000 to 2001. He served as executive vice president of the Private Client Services Division of SunTrust Investments from 1993 to 2000. He is a director of Cotton States Life Insurance Company, Oxford Industries, Inc. and Crawford & Company.

Each nominee has served in his or her present position for at least the past five years, unless otherwise noted.

VOTE REQUIRED

The majority of the votes cast by the shares outstanding and entitled to vote at a meeting at which a quorum is present is required for the election of directors. Southern Company, as the owner of all of the Company's outstanding common stock, will vote for all of the nominees above.

-------------------------------------------------------------------------------
CORPORATE GOVERNANCE
-------------------------------------------------------------------------------

HOW IS THE COMPANY ORGANIZED?

The Company is managed by a core group of officers and governed by a board of directors that currently consists of 11 members. The size of the board will be reduced to 10 members in connection with the annual meeting. The current nominees for election as directors consist of eight non-employee directors, the president and chief executive officer of the Company and the president of Southern Company.

WHAT ARE DIRECTORS PAID FOR THEIR SERVICES?

  - Standard Arrangements. The following compensation was paid to the Company's directors during 2003 for service as a member of the board of directors and any board committee(s), except that employee directors received no fees or compensation for service as a member of the board of directors or any board committee. At the election of the director, all or a portion of the cash retainer may be payable in Southern Company common stock, and all or a portion of the total fees may be deferred under the Deferred Compensation Plan until membership on the board is terminated.

    Cash Retainer Fee.....................  $20,000
    Stock Retainer Fee....................  520 shares of Southern Company common stock
    Meeting Fee...........................  $900 for each board or committee meeting attended, except for the Nuclear Oversight Committee meetings
                                            for which the fee is $1,800

  - Pension Plan. There is no pension plan for non-employee directors.

  - Other Arrangements. No director received compensation for services as a director during the year ended December 31, 2003 in addition to or in lieu of that specified by the standard arrangements specified above.

NEW GOVERNANCE POLICIES AND PROCESSES

The Company has reviewed the provisions of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), the proposed and final rules of the U.S. Securities and Exchange Commission (the "SEC") and the final listing standards of the New York Stock Exchange (the "NYSE") relating to corporate governance. Based on the SEC's Final Rule: Standards Relating to Listed Company Audit Committees, the Company is exempt from the audit committee requirements set forth in Section 301 of the Sarbanes-Oxley Act and, therefore, is not required to have an audit committee or an audit committee report on whether it has an audit committee financial expert. The Company also is exempt from a majority of the NYSE's listing standards relating to corporate governance. The Company has voluntarily complied with certain of the NYSE's listing standards relating to corporate governance where such compliance is in the best interest of the Company's shareholders.

EXECUTIVE SESSIONS

It is the policy of the directors to hold an executive session of the non-employee directors without management participation at each scheduled board of directors meeting. The chair of the Controls and Compliance Committee presides over such executive sessions. Information on how to communicate with the chair of the Controls and Compliance Committee or the non-employee directors is provided under "Communications to the Board" below.

COMMITTEES OF THE BOARD

CONTROLS AND COMPLIANCE COMMITTEE:

The Controls and Compliance Committee was formed in May 2003 to replace the Audit Committee.

  - Members are Ms. Baranco, Chair; Mr. Ussery; and Mr. Vereen

  - Met one time in 2003

  - Oversees the Company's internal controls and compliance matters

In 2003, the board of directors changed the name of its Audit Committee to the Controls and Compliance Committee and adopted a new charter to define the duties and responsibilities of the Committee as restructured. The Company's Audit Committee met two times in 2003 prior to its dissolution.

The Controls and Compliance Committee provides, on behalf of the board, oversight of the Company's system of internal control, compliance, ethics and employee concerns programs and activities. Its responsibilities include review and assessment of such matters as the adequacy of internal controls, the internal control environment, management risk assessment, response to reported internal control weaknesses, internal auditing and ethics and compliance program policies and practices. The Committee reports activities and findings to the board and the Southern Company Audit Committee. The Committee meets periodically with management, internal auditors and independent auditors to discuss auditing, internal controls and compliance matters.

The Southern Company Audit Committee provides broad oversight of the Company's financial reporting and audit processes, internal controls and legal, regulatory and ethical compliance. The Southern Company Audit Committee appoints the Company's independent auditors, approves their services and fees and reviews the scope and timing of their audits. The Southern Company Audit Committee reviews and discusses the Company's financial statements with management and the independent auditors. Such discussions include critical accounting policies and practices, material alternative financial treatments within generally accepted accounting principles, proposed adjustments, control recommendations, significant management judgments and accounting estimates, new accounting policies and changes in accounting principles, any disagreements with management and other material written communications between the auditors and management. The Southern Company Audit Committee also is responsible for recommending the filing of the Company's annual financial statements with the SEC.

The Southern Company Audit Committee charter is attached to this Information Statement as Appendix A.

COMPENSATION COMMITTEE:

  - Members are Mr. Ware, Chair; Ms. Cablik; and Mr. Thompson

  - Met two times in 2003

  - Oversees the administration of the Company's compensation arrangements

The Company's Compensation Committee reviews and provides input to the Southern Company Compensation and Management Succession Committee on the performance and compensation of its president and chief executive officer and makes recommendations regarding the fees paid to members of the board of directors.

Southern Company's Compensation and Management Succession Committee approves the corporate performance goals used to determine incentive compensation and establishes the mechanism for setting compensation levels for the Company's executive officers. It also administers executive compensation plans and reviews management succession plans.

DIVERSITY COMMITTEE:

  - Member is Ms. Baranco

  - Established February 19, 2003 and made a report to the board one time in
    2003

  - Acts as a liaison between the Company's diversity advisory council and the board of directors and reports to the board of directors regarding the Company's diversity initiatives

EXECUTIVE COMMITTEE:

  - Members are Mr. Garrett, Chair; Ms. Baranco; Mr. Vereen; and Mr. Wood

  - Met six times in 2003

  - Acts in place of full board on matters that require board action between meetings of the board to the extent permitted by law and within certain limits set by the board

FINANCE COMMITTEE:

  - Members are Mr. Wood, Chair; Mr. Brown; and Ms. Cablik

  - Met four times in 2003

  - Reviews the Company's financial and fiscal affairs and recommends/approves actions on behalf of the board

NUCLEAR OVERSIGHT COMMITTEE:

  - Members are Mr. Vereen, Chair; Ms. Baranco; and Mr. Thompson

  - Met three times in 2003

  - Reviews nuclear operations activities

--------------------------------------------------------------------------------

The board of directors met five times in 2003. Average director attendance at all board and committee meetings was 92 percent. No director nominee attended less than 75 percent of applicable meetings.

--------------------------------------------------------------------------------
DIRECTOR NOMINATION PROCESS
--------------------------------------------------------------------------------

The Company does not have a Nominating Committee. The full board, with input from the Company's chief executive officer, identifies director nominees. The board evaluates candidates based on the requirements set forth in the Company's By-Laws and regulatory requirements applicable to the Company.

Southern Company owns all of the Company's common stock, and, as a result, Southern Company's affirmative vote is sufficient to elect director nominees. Consequently, the board does not accept proposals from preferred shareholders regarding potential candidates for director nominees. Southern Company's president is on the Company's board and may propose on behalf of Southern Company potential candidates for director nominees.

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COMMUNICATIONS TO THE BOARD
--------------------------------------------------------------------------------

Shareholders and other parties interested in communicating directly with the Company's board of directors, the chair of the Controls and Compliance Committee or the non-employee directors can contact them by writing c/o Corporate Secretary, Georgia Power Company, 241 Ralph McGill Boulevard, N.E., Atlanta, Georgia 30308. The Corporate Secretary will receive the correspondence and forward it to the individual director or directors to whom the correspondence is directed or the chair of the Controls and Compliance Committee. The Corporate Secretary will not forward any correspondence that is unduly hostile, threatening, illegal, not reasonably related to the Company or its business or similarly inappropriate.

--------------------------------------------------------------------------------
BOARD ATTENDANCE AT ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

The Company does not have a policy relating to attendance at the Company's annual meeting of shareholders by directors. The Company does not solicit proxies for the election of directors because the affirmative vote of Southern Company is sufficient to elect the nominees and, therefore, holders of the Company's preferred stock rarely attend the annual meeting. Consequently, a policy encouraging directors to attend the annual meeting of shareholders is not necessary. One of the Company's current directors attended the Company's 2003 annual meeting of shareholders.

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AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

The Audit Committee of Southern Company (the "Committee") oversees the Company's financial reporting process on behalf of the board of directors of Southern Company. The Company's management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements of the Company in the Annual Report with management. The Committee also reviews the Company's quarterly and annual reports on Forms 10-Q and 10-K prior to filing with the SEC. The Committee's review process included discussions of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and estimates and the clarity of disclosures in the financial statements.

The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. The Committee reviewed with the independent auditors their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, rules and regulations of the SEC and the NYSE Corporate Governance Rules. In addition, the Committee has discussed with the independent auditors their independence from management and the Company including the matters in the written disclosures made under Rule 3600T of the Public Company Accounting Oversight Board, which, on an interim basis, has adopted Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Committee has also considered whether the independent auditors' provision of non-audit services to the Company is compatible with maintaining their independence.

The Committee discussed the overall scopes and plans with the Company's internal and independent auditors for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their audits, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Committee also meets privately with Southern Company's compliance officer. The Committee held 12 meetings during 2003.

In reliance on the reviews and discussions referred to above, the Committee recommended to the board of directors of Southern Company (and the board approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 and filed with the SEC. The Committee also reappointed Deloitte & Touche LLP as the Company's independent auditors for 2004. At the 2004 annual meeting of Southern Company's stockholders, its stockholders will be asked to ratify the Committee's selection of the independent auditors.

Members of the Committee:

J. Neal Purcell, Chair
Dorrit J. Bern
Donald M. James
Zack T. Pate

PRINCIPAL PUBLIC ACCOUNTING FIRM FEES

The following represents the fees billed to the Company for the two most recent fiscal years by Deloitte & Touche LLP ("Deloitte & Touche") -- the Company's principal public accountant for 2002 and 2003:

                                                              2002      2003
                                                              ----     ------
                                                              (IN THOUSANDS)
Audit Fees(1)                                                 $849     $1,136
Audit-Related Fees(2)                                           34        413
Tax Fees                                                        --         --
All Other Fees                                                  --         --
-----------------------------------------------------------------------------
Total                                                         $883     $1,549
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

(1) Includes services performed in connection with financing transactions.
(2) Includes internal control review services and accounting consultations.

The Southern Company Audit Committee (on behalf of Southern Company and all of its subsidiaries, including the Company) has adopted a Policy on Engagement of the Independent Auditor for Audit and Non-Audit Services that includes requirements for the Audit Committee to pre-approve audit and non-audit services provided by Deloitte & Touche. This policy was initially adopted in July 2002 and since that time, all audit-related and tax services included in the chart above have been pre-approved by the Southern Company Audit Committee. The Policy on Engagement of the Independent Auditor For Audit and Non-Audit Services is attached to this Information Statement as Appendix B.

CHANGE IN PRINCIPAL PUBLIC ACCOUNTING FIRM

On March 28, 2002, the board of directors of Southern Company, upon recommendation of its Audit Committee, decided not to engage Arthur Andersen LLP ("Arthur Andersen") as the Company's principal public accountants for fiscal year 2002 and engaged Deloitte & Touche to serve as the Company's principal public accountants.

Arthur Andersen's report on the financial statements of the Company for the fiscal year ended December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. Such report has not been re-issued in connection with the Company's financial statements included in the annual report on Form 10-K for the year ended December 31, 2003.

During the Company's two fiscal years ended December 31, 2001 and the subsequent interim period through March 28, 2002:

  - there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports;

  - there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K; and

  - the Company did not consult Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

No representative of Deloitte & Touche is expected to be present at the 2004 Annual Meeting of Shareholders unless no later than three business days prior to the day of the meeting the Company's Corporate Secretary has received written notice from a shareholder addressed to the Corporate Secretary at Georgia Power Company, 241 Ralph McGill Boulevard, N.E., Atlanta, Georgia 30308, that such shareholder will attend the meeting and wishes to ask questions of a representative of Deloitte & Touche.

--------------------------------------------------------------------------------
COMPENSATION AND MANAGEMENT SUCCESSION COMMITTEE REPORT
--------------------------------------------------------------------------------

Southern Company's Compensation and Management Succession Committee is responsible for the oversight and administration of the Company's executive compensation program. The Committee is composed entirely of independent, non-employee directors and operates pursuant to a written charter.

TOTAL EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION PHILOSOPHY

The executive compensation program is based on a philosophy that total executive compensation must be competitive and must be tied to the Company's and Southern Company's short- and long-term performance. With the objective of maximizing Southern Company shareholder value over time, our program aligns the interests of our executives and the Company's and Southern Company's shareholders.

DETERMINATION OF TOTAL EXECUTIVE COMPENSATION

The Committee retains an independent executive compensation consultant who provides information on total executive compensation paid at other large companies in the electric and gas utility industries. Twelve of these companies are included in the 22 companies that comprise the S&P Electric Utility Index. Based on the market data, total executive compensation targets are set at an appropriate size-adjusted level. This means that for target level performance, the program is designed to pay executives an amount that is at or about the median of the market. Total executive compensation is paid through an appropriate mix of both fixed and performance-based (incentive) compensation. Because the program focuses on incentive compensation, actual total compensation paid can be above or below the targets based on actual corporate performance.

COMPONENTS OF TOTAL EXECUTIVE COMPENSATION

The primary components of the executive compensation program are:

- Base pay (salary);
- Short-term incentives (annual performance bonuses); and
- Long-term incentives.

The Company also provides certain perquisites that the Committee reviews periodically to determine if they are reasonable and appropriate. The primary perquisites provided by the Company are financial planning services, club memberships (for business use) and home security.

BASE PAY

A range for base pay is determined for each named executive officer by comparing the base pay at the appropriate peer group of companies described previously. Base pay is generally set at a level that is at or below the size-adjusted median paid at those companies because of the emphasis on incentive compensation in the executive compensation program. The 2003 base pay level for the named executive officers, including Mr. Ratcliffe, was at or near the size-adjusted median.

ANNUAL PERFORMANCE BONUSES

Annual bonuses are paid through the Omnibus Incentive Compensation Plan. All named executive officers participated in this plan in 2003.

PERFORMANCE GOALS

Annual performance bonuses are based on the attainment of corporate performance goals and attainment of the Company's adjusting goals. All performance goals were set in the first quarter of the year.

For 2003, the corporate performance goals included specific targets for:

- Southern Company earnings -- earnings per share ("EPS") and

- The Company's return on equity ("ROE").

The Committee believes that accomplishing the corporate goals is essential for the Company's and Southern Company's continued success and sustained financial performance. A target performance level is set for each corporate performance goal. Performance above or below the targets results in proportionately higher or lower bonus payments. The bonus amount is then adjusted, up or down, based on the degree of achievement of the Company's adjusting goals related to such measures as capital expenditures, cash flow, customer service, plant availability and diversity.

A target percentage of base pay is established for each named executive officer based on his or her position level for target-level performance. Annual performance bonuses may range from 0 percent of the target to 230 percent based on actual corporate and individual performance.

No bonuses are paid if performance is below a threshold level or if a minimum earnings level is not reached. Also, no bonuses are paid if Southern Company's current earnings are not sufficient to fund the Southern Company common stock dividend at the same level as the prior year.

ANNUAL BONUS PAYMENTS

Performance met or exceeded the target levels in all areas in 2003, resulting in bonuses that exceeded target levels.

Mr. Ratcliffe's annual performance bonus under the Omnibus Incentive Compensation Plan for target-level performance was 75 percent of his base pay. The target percentage of base pay for the other named executive officers ranged from 50 to 55 percent. Each individual's bonus paid for 2003 performance was based 30 percent on the degree of achievement of Southern Company's EPS goal and 70 percent on the degree of achievement of the Company's ROE goal. Performance for both goals exceeded the target, resulting in bonus payouts to all named executive officers that exceeded their respective targets.

LONG-TERM INCENTIVES

The Committee bases a significant portion of the total compensation program on long-term incentives including Southern Company stock options and performance dividend equivalents.

STOCK OPTIONS

Executives are granted options with ten-year terms to purchase Southern Company's common stock at the market price on the date of the grant under the terms of the Omnibus Incentive Compensation Plan. The estimated annualized value represented approximately 23 percent of Mr. Ratcliffe's total target compensation and 16 to 19 percent for the other named executive officers. The size of prior grants was not considered in determining the size of the grants made in 2003. These options vest over a three-year period.

PERFORMANCE DIVIDENDS

The named executive officers also are paid performance-based dividend equivalents on most stock options held at the end of the year. Dividend equivalents can range from 25 percent of the Southern Company common stock dividend paid during the year if Southern Company total shareholder return over a four-year period, compared to a group of other utility companies, is at the 30th percentile to 100 percent of the dividend paid if it reaches the 90th percentile. No dividend equivalents are paid if the total Southern Company shareholder return over the period is below the 30th percentile or if Southern Company's earnings are not sufficient to fund the current Southern Company common stock dividend. For eligible stock options held on December 31, 2003, all named executive officers received a payout of $1.385 per option for maximum performance under the Omnibus Incentive Compensation Plan.

POLICY ON INCOME TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits the deductibility of certain executives' compensation that exceeds $1 million per year unless the compensation is paid under a performance-based plan as defined in the Code and that has been approved by shareholders. Southern Company has obtained shareholder approval of the Omnibus Incentive Compensation Plan. However, because the policy is to maximize long-term shareholder value, tax deductibility is only one factor considered in setting compensation.

SUMMARY

The Committee believes that the policies and programs described in this report link pay and performance and serve the best interest of the Company's and Southern Company's shareholders. The Committee frequently reviews the various pay plans and policies and modifies them as it deems necessary to continue to attract, retain and motivate talented executives.

Members of the Committee:

G.J. St. Pe, Chair
D.P. Amos
T.F. Chapman

--------------------------------------------------------------------------------
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
--------------------------------------------------------------------------------

Southern Company's Compensation and Management Succession Committee is made up of non-employee directors who have never served as executive officers of Southern Company or the Company. During 2003, none of Southern Company's or the Company's executive officers served on the board of directors of any entities whose directors or officers serve on Southern Company's Compensation and Management Succession Committee.

--------------------------------------------------------------------------------
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

Mr. E. Jenner Wood, III is chairman, president and chief executive officer of SunTrust Bank, Central Group and executive vice president of SunTrust Banks Inc.; and Mr. D. Gary Thompson is chief executive officer of Georgia Banking, Wachovia Bank, N.A. and executive vice president of Wachovia Bank Corporation, Atlanta, Georgia. During 2003, these banks furnished a number of regular banking services in the ordinary course of business to the Company. The Company intends to maintain normal banking relations with all of the aforesaid banks in the future.

In 2003, the Company leased a building from Riverside Manufacturing Company for $78,375. Also, Riverside Manufacturing Company sold uniforms to the Company for $196,928. Mr. William J. Vereen is chairman, president and chief executive officer of Riverside Manufacturing Company. In 2003, the Company bought reinforced steel from Anasteel & Supply Company, LLC for $115,295. Ms. Anna R. Cablik is president of Anasteel & Supply Company, LLC. Also, MassAna Construction, LLC provided site preparation and foundation construction for substations for $301,000. Ms. Cablik is president of MassAna Construction, LLC.

--------------------------------------------------------------------------------
EXECUTIVE COMPENSATION INFORMATION
--------------------------------------------------------------------------------

EMPLOYMENT CHANGE IN CONTROL AND SEPARATION AGREEMENTS

The Company has adopted Southern Company's Change in Control Plans, which are applicable to certain of its officers, and has entered into an individual change in control agreement with Mr. Ratcliffe. If an executive is involuntarily terminated, other than for cause, within two years following a change in control of Southern Company or the Company, the Agreement and the Plans provide for:

      - lump sum payment of two or three times annual compensation,

      - up to five years' coverage under group health and life insurance plans,

      - immediate vesting of all stock options, stock appreciation rights and restricted stock previously granted,

      - payment of any accrued long-term and short-term bonuses and dividend equivalents and

      - payment of any excise tax liability incurred as a result of payments made under any individual Agreement or the Plans.

A Southern Company change in control is defined under the Agreement and the Plans as:

      - acquisition of at least 20 percent of Southern Company's stock,

      - a change in the majority of the members of Southern Company's Board of Directors in connection with an actual or threatened change in control,

      - a merger or other business combination that results in Southern Company's stockholders immediately before the merger owning less than 65 percent of the voting power after the merger or

      - a sale of substantially all the assets of Southern Company.

A change in control of the Company is defined under the Agreement and the Plans as:

      - acquisition of at least 50 percent of the Company's stock,

      - a merger or other business combination unless Southern Company controls the surviving entity or

      - a sale of substantially all of the assets of the Company.

Southern Company's Omnibus Incentive Compensation Plan provides for pro-rata payments at not less than target-level performance if a change in control occurs and the plan is not continued or replaced with a comparable plan or plans.

On May 31, 2002, Southern Company, Southern Company Services, Inc. and Mr. Christopher Womack entered into a Deferred Compensation Agreement which, upon Mr. Womack's termination, will pay him a monthly amount equal to the difference in the amount he receives from the Southern Company Pension Plan and Supplemental Executive Retirement Plan and the amount he would have received had he been employed by a subsidiary or an affiliate of Southern Company for an additional eight years. This Agreement also contains customary releases and an agreement by Mr. Womack to not engage in specified competitive activities for two years following his retirement.

On September 17, 2003, the Company, Southern Company Services, Inc., Southern Company and Mr. C.B. Harreld entered into an Amended and Restated Supplemental Pension Agreement which, upon Mr. Harreld's retirement, will pay him a monthly amount equal to the difference in the amount he receives from the Southern Company Pension Plan and the amount he would have received had he been employed by a subsidiary or an affiliate of Southern Company for an additional ten years.

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the chief executive officer and the other four most highly compensated executive officers of the Company serving during 2003.

                                                                                          LONG-TERM COMPENSATION
                                                                                         -------------------------
                                                      ANNUAL COMPENSATION                  NUMBER OF
                                          --------------------------------------------    SECURITIES     LONG-TERM
                                                                          OTHER ANNUAL    UNDERLYING     INCENTIVE    ALL OTHER
NAME AND PRINCIPAL                                                        COMPENSATION   STOCK OPTIONS    PAYOUTS    COMPENSATION
POSITION                                  YEAR   SALARY ($)   BONUS ($)      ($)(1)        (SHARES)       ($)(2)        ($)(3)
---------------------------------------------------------------------------------------------------------------------------------
DAVID M. RATCLIFFE(4)                     2003    606,558      927,416        3,876          83,780       459,813       33,597
President, Chief Executive                2002    573,018      865,767        4,550          92,521       522,736       33,309
Officer, Director                         2001    483,324      865,280        3,134         155,694       476,734       26,000
---------------------------------------------------------------------------------------------------------------------------------
WILLIAM C. ARCHER                         2003    262,894      267,282        3,142          26,560       234,317       14,029
Executive Vice President                  2002    253,715      253,008       47,788          29,741       212,476       88,334
                                          2001    243,575      228,252        2,930          56,635       170,271       13,109
---------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER C. WOMACK                     2003    266,274      246,799       11,074          26,923       247,563       23,648
Senior Vice President                     2002    256,070      242,464        6,537          30,018       205,720       12,516
                                          2001    238,815      192,126        5,704          56,635       169,919       12,287
---------------------------------------------------------------------------------------------------------------------------------
C.B. HARRELD(5)                           2003    240,504      231,977       10,153          19,117       111,832       28,027
Executive Vice President,
Chief Financial Officer,
Treasurer
---------------------------------------------------------------------------------------------------------------------------------
MICKEY A. BROWN                           2003    226,601      216,296        4,575          18,091       141,113       15,079
Senior Vice President                     2002    209,158      207,728        2,778          20,061       140,370       10,916
                                          2001    199,132      169,361        2,397          41,177       135,272       10,568
---------------------------------------------------------------------------------------------------------------------------------

(1) Tax reimbursement by the Company and certain personal benefits.

(2) Payout of performance dividend equivalents on most stock options granted after 1996 that were held by the named executive officer at the end of the performance periods under the Omnibus Incentive Compensation Plan for the four-year performance periods ended December 31, 2001, 2002 and 2003, respectively. Dividend equivalents can range from 25 percent of the Southern Company common stock dividend paid during the last year of the performance period if Southern Company total shareholder return over the four-year period, compared to a group of other large utility companies, is at the 30th percentile to 100 percent of the dividend paid if it reaches the 90th percentile. No dividend equivalents are paid if Southern Company total shareholder return is below the 30th percentile or if Southern Company's earnings are not sufficient to fund the current Southern Company common stock dividend. For eligible stock options held on December 31, 2001, 2002 and 2003, all named executive officers received a payout of $1.34, $1.355 and $1.385 per option, respectively.

(3) Company contributions in 2003 to the Employee Savings Plan (ESP), Employee Stock Ownership Plan (ESOP), non-pension related accruals under the Supplemental Benefit Plan (SBP) and tax sharing benefits paid to participants who elected receipt of dividends on Southern Company's common stock held in the ESP are provided in the following table:

                                                                        ESP TAX
                 NAME                    ESP      ESOP      SBP     SHARING BENEFITS
------------------------------------------------------------------------------------
David M. Ratcliffe                      $7,995   $  744   $24,306         $552
------------------------------------------------------------------------------------
William C. Archer                        6,961      519     6,549            -
------------------------------------------------------------------------------------
Christopher C. Womack                    8,250      744     4,654            -
------------------------------------------------------------------------------------
C.B. Harreld                             8,658      744     2,779          292
------------------------------------------------------------------------------------
Mickey A. Brown                          7,951      744     2,384            -
------------------------------------------------------------------------------------

    In 2003, Messrs. Womack, Harreld and Brown received additional incentive compensation of $10,000, $15,554 and $4,000, respectively. In 2002, this amount for Mr. Archer includes additional incentive compensation of $75,000.

(4) Effective January 1, 2004, Mr. Ratcliffe resigned as president of the Company and Mr. Michael D. Garrett assumed the role of president of the Company. Effective April 1, 2004, Mr. Ratcliffe resigned as chief executive officer of the Company with Mr. Garrett assuming this role effective the same day. Mr. Ratcliffe became the president of Southern Company effective April 1, 2004.

(5) Mr. Harreld became an executive officer of the Company effective June 30, 2003.

STOCK OPTION GRANTS IN 2003

The following table sets forth all stock option grants to the named executive officers of the Company during the year ending December 31, 2003.

                                  NUMBER OF
                                  SECURITIES   PERCENT OF TOTAL
                                  UNDERLYING   OPTIONS GRANTED    EXERCISE OR                GRANT DATE
                                   OPTIONS     TO EMPLOYEES IN    BASE PRICE    EXPIRATION     PRESENT
              NAME                GRANTED(1)    FISCAL YEAR(2)     ($/SH)(1)     DATE(1)     VALUE($)(3)
--------------------------------------------------------------------------------------------------------
David M. Ratcliffe                  83,780           5.8            27.975      02/14/2013     300,770
--------------------------------------------------------------------------------------------------------
William C. Archer                   26,560           1.8            27.975      02/14/2013      95,350
--------------------------------------------------------------------------------------------------------
Christopher C. Womack               26,923           1.8            27.975      02/14/2013      96,654
--------------------------------------------------------------------------------------------------------
C.B. Harreld                        19,117           1.3            27.975      02/14/2013      68,630
--------------------------------------------------------------------------------------------------------
Mickey A. Brown                     18,091           1.2            27.975      02/14/2013      64,947
--------------------------------------------------------------------------------------------------------

(1) Stock option grants were made on February 14, 2003 and vest annually at a rate of one-third on the anniversary date of the grant. Grants fully vest upon termination as a result of death, total disability or retirement and expire five years after retirement, three years after death or total disability, or their normal expiration date if earlier. Exercise price is the average of the high and low price of Southern Company's common stock on the date granted. Options may be transferred to a revocable trust and, for Mr. Ratcliffe, also may be transferred to certain family members, family trusts and family limited partnerships.

(2) A total of 1,455,336 stock options were granted in 2003 to employees of the Company.

(3) Value was calculated using the Black-Scholes option valuation model. The actual value, if any, ultimately realized depends on the market value of Southern Company's common stock at a future date. Significant assumptions are shown below:

--------------------------------------------------
              RISK-FREE      DIVIDEND    EXPECTED
VOLATILITY  RATE OF RETURN    YIELD        TERM
--------------------------------------------------
    23.59%       2.72%         4.90%    4.28 years
--------------------------------------------------

AGGREGATED STOCK OPTION EXERCISES IN 2003 AND YEAR-END OPTION VALUES

The following table sets forth information concerning options exercised during the year ending December 31, 2003 by the named executive officers and the value of unexercised options held by them as of December 31, 2003.

                                                                NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                               UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                     SHARES        VALUE       OPTIONS AT YEAR-END(#)           AT YEAR-END($)(2)
                                  ACQUIRED ON    REALIZED    ---------------------------   ---------------------------
              NAME                EXERCISE(#)     ($)(1)     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----------------------------------------------------------------------------------------------------------------------
David M. Ratcliffe                  137,568      2,049,179     134,637        197,358       1,107,781       975,326
----------------------------------------------------------------------------------------------------------------------
William C. Archer                    14,187        221,182     103,917         65,265       1,224,319       335,841
----------------------------------------------------------------------------------------------------------------------
Christopher C. Womack                15,633        177,399     114,054         64,692       1,409,885       328,238
----------------------------------------------------------------------------------------------------------------------
C.B. Harreld                         19,000        266,494      34,246         46,499         287,579       248,529
----------------------------------------------------------------------------------------------------------------------
Mickey A. Brown                      19,798        250,146      56,697         45,190         639,883       235,431
----------------------------------------------------------------------------------------------------------------------

(1) The "Value Realized" is ordinary income, before taxes, and represents the amount equal to the excess of the fair market value of the shares at the time of exercise above the exercise price.

(2) These columns represent the excess of the fair market value of Southern Company's common stock of $30.25 per share, as of December 31, 2003, above the exercise price of the options. The amounts under the Exercisable column report the "value" of options that are vested and therefore could be exercised. The amounts under the Unexercisable column report the "value" of options that are not vested and therefore could not be exercised as of December 31, 2003.

DEFINED BENEFIT OR ACTUARIAL PLAN DISCLOSURE

The following table sets forth the estimated annual pension benefits payable at normal retirement age under Southern Company's qualified Pension Plan, as well as non-qualified supplemental benefits, based on the stated compensation and years of service with the Southern Company system for the named executive officers of the Company. Compensation for pension purposes is limited to the average of the highest three of the final 10 years' compensation. Compensation is base salary plus the excess of annual incentive compensation over 15 percent of base salary. The compensation components are reported under columns titled "Salary" and "Bonus" in the Summary Compensation Table detailed earlier in this Information Statement.

The amounts shown in the table were calculated according to the final average pay formula and are based on a single life annuity without reduction for joint and survivor annuities or computation of the Social Security offset which would apply in most cases.

                                   YEARS OF ACCREDITED SERVICE
----------------------------------------------------------------------------------
COMPENSATION      15         20         25         30          35           40
----------------------------------------------------------------------------------
 $  100,000    $ 25,500   $ 34,000   $ 42,500   $ 51,000   $   59,500   $   68,000
    300,000      76,500    102,000    127,500    153,000      178,500      204,000
    500,000     127,500    170,000    212,500    255,000      297,500      340,000
    700,000     178,500    238,000    297,500    357,000      416,500      476,000
    900,000     229,500    306,000    382,500    459,000      535,500      612,000
  1,100,000     280,500    374,000    467,500    561,000      654,500      748,000
  1,300,000     331,500    442,000    552,500    663,000      773,500      884,000
  1,500,000     382,500    510,000    637,500    765,000      892,500    1,020,000
  1,700,000     433,500    578,000    722,500    867,000    1,011,500    1,156,000

As of December 31, 2003, the applicable compensation levels and accredited service for determination of pension benefits would have been:

                                                              COMPENSATION      ACCREDITED
NAME                                                             LEVEL       YEARS OF SERVICE
---------------------------------------------------------------------------------------------
David M. Ratcliffe                                             $1,350,337           31
---------------------------------------------------------------------------------------------
William C. Archer                                                 466,529           32
---------------------------------------------------------------------------------------------
Christopher C. Womack(1)                                          446,491           23
---------------------------------------------------------------------------------------------
C.B. Harreld(2)                                                   390,423           30
---------------------------------------------------------------------------------------------
Mickey A. Brown                                                   375,646           33
---------------------------------------------------------------------------------------------

(1) The number of accredited years of service includes eight years credited to Mr. Womack pursuant to a deferred compensation agreement.

(2) The number of accredited years of service includes 10 years credited to Mr. Harreld pursuant to a supplemental pension agreement.

--------------------------------------------------------------------------------
STOCK OWNERSHIP TABLE
--------------------------------------------------------------------------------

Southern Company is the beneficial owner of 100% of the outstanding common stock of the Company. The following table shows the number of shares of Southern Company common stock owned by directors, nominees and executive officers as of December 31, 2003. It is based on information furnished by the directors, nominees and executive officers. The shares owned by all directors, nominees and executive officers as a group constitute less than one percent of the total number of shares of Southern Company common stock outstanding on December 31, 2003.

                                                                                  SHARES BENEFICIALLY
                                                                                    OWNED INCLUDE:
                                                                                  -------------------
                                                                                  SHARES INDIVIDUALS
                                                                      SHARES        HAVE RIGHTS TO
NAME OF DIRECTORS, NOMINEES                                        BENEFICIALLY    ACQUIRE WITHIN 60
AND EXECUTIVE OFFICERS                   TITLE OF SECURITY           OWNED(1)           DAYS(2)
-----------------------------------------------------------------------------------------------------
Juanita Powell Baranco             Southern Company Common Stock        2,319
-----------------------------------------------------------------------------------------------------
Robert L. Brown                    Southern Company Common Stock          715
-----------------------------------------------------------------------------------------------------
Anna R. Cablik                     Southern Company Common Stock        1,173
-----------------------------------------------------------------------------------------------------
H. Allen Franklin                  Southern Company Common Stock    1,249,367          1,207,841
-----------------------------------------------------------------------------------------------------
Michael D. Garrett                 Southern Company Common Stock       79,765             79,045
-----------------------------------------------------------------------------------------------------
David M. Ratcliffe                 Southern Company Common Stock      227,807            214,558
-----------------------------------------------------------------------------------------------------
D. Gary Thompson                   Southern Company Common Stock          437
-----------------------------------------------------------------------------------------------------
Richard W. Ussery                  Southern Company Common Stock        9,782
-----------------------------------------------------------------------------------------------------
William J. Vereen                  Southern Company Common Stock        2,667
-----------------------------------------------------------------------------------------------------
Carl Ware                          Southern Company Common Stock        2,935
-----------------------------------------------------------------------------------------------------
E. Jenner Wood, III                Southern Company Common Stock        1,938
-----------------------------------------------------------------------------------------------------
William C. Archer, III             Southern Company Common Stock      133,675            131,272
-----------------------------------------------------------------------------------------------------
Mickey A. Brown                    Southern Company Common Stock       64,444             52,871
-----------------------------------------------------------------------------------------------------
C.B. Harreld                       Southern Company Common Stock       36,480             30,363
-----------------------------------------------------------------------------------------------------
Christopher C. Womack              Southern Company Common Stock        1,114
-----------------------------------------------------------------------------------------------------
Directors, Nominees and Executive
  Officers as a group (19 people)  Southern Company Common Stock    1,971,607          1,862,759
-----------------------------------------------------------------------------------------------------

(1) "Beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, and/or investment power with respect to a security or any combination thereof.

(2) Indicates shares of Southern Company's common stock that certain executive officers have the right to acquire within 60 days. Shares indicated are included in the Shares Beneficially Owned column.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

No reporting person of the Company failed to file, on a timely basis, the reports required by Section 16(a) of the Securities Exchange Act of 1934.

                                                                      APPENDIX A

                                SOUTHERN COMPANY

                            AUDIT COMMITTEE CHARTER

This Charter identifies the composition, purpose, authority, meeting requirements and responsibilities of the Southern Company (the Company) Audit Committee (the Committee) as approved by the Southern Company Board of Directors (the Board).

I.   COMPOSITION

     The Committee will be comprised of at least three independent members of the Board, each of whom will be financially literate. A deliberate effort will be made to include at least one Director who is a financial expert. The selection of Committee members will be in accordance with requirements for independence and financial literacy and expertise, as interpreted by the Board in its best business judgment, giving full consideration to the rules of the Securities and Exchange Commission (SEC) and the New York Stock Exchange.

II.  PURPOSE

     To assist the Board of Directors in fulfilling its oversight responsibilities for the following:

     A.  Integrity of the financial reporting process;

     B.  The system of internal control;

     C. The independence and performance of the internal and independent audit process; and

     D. The Company's process for monitoring adherence with the spirit and intent of its Code of Ethics and compliance with laws and regulations.

III. AUTHORITY

     The Audit Committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:

     A.  Appoint, compensate, and oversee the work of the independent auditors.

     B. Resolve any disagreements between management and the independent auditors regarding financial reporting.

     C. Pre-approve all auditing and non-audit services provided by the independent auditors.

     D. Retain independent counsel, accountants, or others to advise the committee or assist in the conduct of an investigation.

     E. Seek any information it requires from employees -- all of whom are directed to cooperate with the Committee's requests -- or external parties.

     F. Meet with Company officers, independent auditors, internal auditors, inside counsel or outside counsel, as necessary.

     In the execution of its duties, the Committee will report to the Board of Directors.

IV. MEETING REQUIREMENTS

     The Committee shall meet a minimum of four times each year, or more often if warranted, to receive reports and to discuss the quarterly and annual financial statements, including disclosures and other related information. The Committee shall meet separately, at least annually, with Company management, the Director of Internal Auditing, the Compliance Officer, and the independent auditors to discuss matters that the Committee or any of these persons believe should be discussed privately. Meetings of the Committee may utilize conference call, Internet or other similar electronic communication technology.

V.  RESPONSIBILITIES

     A. Financial Reporting and Independent Audit Process -- The oversight responsibility of the Committee in the area of financial reporting is to provide reasonable assurance that the Company's financial disclosures and accounting practices accurately portray the financial condition, results of operations, cash flows, plans and long-term commitments of the Company on a consolidated basis, as well as on a separate company basis for each consolidated subsidiary that has publicly traded securities. To accomplish this, the Committee will:

        1. Provide oversight of the independent audit process, including direct responsibility for:

           a.   Annual appointment of the independent auditors.

           b.   Compensation of the independent auditors.

           c. Review and confirmation of the independence of the external auditors by obtaining statements from the auditors on relationships between the auditors and the Company, including non-audit services, and discussing the relationships with the auditors. Ensure that non-audit services provided by the independent auditors comply with and are disclosed to investors in periodic reports required by the Securities Exchange Act of 1934 and the Sarbanes-Oxley Act of 2002.

           d. Review of the independent auditors' quarterly and annual work plans, and results of audit engagements.

           e. Review of the experience and qualifications of the senior members of the independent audit team annually and ensure that all partner rotation requirements are executed.

           f.   Evaluation of the independent auditors' performance.

           g. Oversight of the coordination of the independent auditors' activities with the Internal Auditing and Accounting functions.

        2. Review and discuss with management the quarterly and annual consolidated earnings announcements and earnings guidance provided to analysts and rating agencies.

        3. Review and discuss with management and the independent auditors the quarterly and annual financial statements (including disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations) and recommend the reports for filing with the SEC. The financial statements include the Southern Company consolidated financial statements as well as the separate financial statements for all consolidated subsidiaries with publicly traded securities.

           a. The review and discussion will be based on timely reports from the independent auditors, including:

              i.   All critical accounting policies and practices to be used.

              ii. All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management; ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors.

              iii. Other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

           b. In addition, the following items will also be reviewed and discussed:

              i.   Significant judgments and estimates made by management.

              ii. Significant reporting or operational issues identified during the reporting period, including how they were resolved.

              iii. Issues on which management sought second accounting opinions.

              iv. Significant regulatory changes and accounting and reporting developments proposed by Financial Accounting Standards Board, SEC or other regulatory agency.

              v.   Any audit problems or difficulties and management's response.

        4. Review the letter of management representations given to the independent auditors in connection with the audit of the annual financial statements.

     B. Internal Control -- The responsibility of the Committee in the area of internal control, in addition to the actions described in Section
         (V).(A.)., is to:

        1.   Provide oversight of the internal audit function including:

           a.   Review of audit plans, budgets and staffing levels.

           b.   Review of audit results.

           c. Review of management's appointment, appraisal of, and/or removal of the Company's Director of Internal Auditing. At least every two years, regardless of the performance of the incumbent, the President and Chief Executive Officer will review with the Committee the merits of reassigning the Director of Internal Auditing.

        2. Assess management's response to any reported weaknesses or compliance deficiencies.

        3. Provide oversight of the Company's Legal and Regulatory Compliance and Ethics Programs, including:

           a.   Creation and maintenance of procedures for:

              i. Receipt, retention and treatment of complaints received by management regarding accounting, internal accounting controls or audit matters.

              ii. Confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

           b. Review of plans and activities of the Company's Corporate Compliance Officer.

           c. Review of results of auditing or other monitoring programs designed to prevent or detect violations of laws or regulations.

           d. Review of corporate policies relating to compliance with laws and regulations, ethics, conflict of interest and the investigation of misconduct or fraud.

           e. Review of reported cases of employee fraud, conflict of interest, unethical or illegal conduct.

        4. Review the quality assurance practices of the internal auditing function and the independent auditors.

        5. Review and discuss significant risks facing the Company and the guidelines and policies to govern the process by which risk assessment and risk management is undertaken.

     C.  Conduct an annual self-assessment of the Committee's performance.

     D.  Other

        1. Set clear employment policies for Southern Company's hiring of employees or former employees of the independent auditors.

        2. Report Committee activities and findings to the Board on a regular basis.

        3. Report Committee activities in the Company's annual proxy statement to shareholders.

        4. Review this charter at least annually and recommend appropriate changes.

                                         ADOPTED ON FEBRUARY 17, 2003

                                         BY THE SOUTHERN COMPANY

                                         BOARD OF DIRECTORS

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                                                                      APPENDIX B

                                SOUTHERN COMPANY

                POLICY ON ENGAGEMENT OF THE INDEPENDENT AUDITOR
                        FOR AUDIT AND NON-AUDIT SERVICES

A. Southern Company (including its subsidiaries) will not engage the independent auditor to perform any services that are prohibited by the Sarbanes-Oxley Act of 2002. It shall further be the policy of the Company not to retain the independent auditor for non-audit services unless there is a compelling reason to do so and such retention is otherwise pre-approved consistent with this policy. Non-audit services that are prohibited include:

     1. Bookkeeping and other services related to the preparation of accounting records or financial statements of the Company or its subsidiaries.

     2.   Financial information systems design and implementation.

     3. Appraisal or valuation services, fairness opinions, or contribution-in-kind reports.

     4.   Actuarial services.

     5.   Internal audit outsourcing services.

     6.   Management functions or human resources.

     7.   Broker or dealer, investment adviser, or investment banking services.

     8. Legal services or expert services unrelated to financial statement audits.

     9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

B. Effective January 1, 2003, officers of the Company (including its subsidiaries) may not engage the independent auditor to perform any personal services, such as personal financial planning or personal income tax services.

C. All audit services (including providing comfort letters and consents in connection with securities issuances) and permissible non-audit services provided by the independent auditor must be pre-approved by the Southern Company Audit Committee.

D. Under this Policy, the Audit Committee's approval of the independent auditor's annual arrangements letter shall constitute pre-approval for all services covered in the letter.

E. By adopting this Policy, the Audit Committee hereby pre-approves the engagement of the independent auditor to provide services related to the issuance of comfort letters and consents required for securities sales by the Company and its subsidiaries and services related to consultation on routine accounting and tax matters. The actual amounts expended for such services each calendar quarter shall be reported to the Committee at a subsequent Committee meeting.

F. The Audit Committee also delegates to its Chairman the authority to grant pre-approvals for the engagement of the independent auditor to provide any permissible service up to a limit of $50,000 per engagement. Any engagements pre-approved by the Chairman shall be presented to the full Committee at its next scheduled regular meeting.

G. The Southern Company Comptroller shall establish processes and procedures to carry out this Policy.

                                Approved by the Southern Company Audit Committee
                                                                December 9, 2002

                                       B-1
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                             (REYCYCLE PAPER LOGO)